REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM



To the Shareholders and
Board of Trustees of
Investment Managers Series Trust
Milwaukee, Wisconsin 53202


In planning and performing our
audit of the financial statements of
EuroPac International Value Fund,
EuroPac International Bond Fund,
EP Emerging Markets Small
Companies Fund, EuroPac Gold
Fund and EuroPac International
Dividend Income Fund (the Funds),
each a series of Investment Managers
Series Trust, as of and for the period
ended October 31, 2017, in
accordance with the standards of the
Public Company Accounting
Oversight Board (United States), we
considered their internal control over
financial reporting, including control
activities for safeguarding securities,
as a basis for designing our auditing
procedures for the purpose of
expressing our opinion on the
financial statements and to comply
with the requirements of Form N-
SAR, but not for the purpose of
expressing an opinion on the
effectiveness of the Funds internal
control over financial reporting.
Accordingly, we express no such
opinion.

The management of the Funds are
responsible for establishing and
maintaining effective internal control
over financial reporting.   In
fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.   A companys
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of financial
reporting and the preparation of
financial statements for external
purposes in accordance with
generally accepted accounting
principles.   A companys internal
control over financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that, in
reasonable detail, accurately and
fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements in
accordance with generally accepted
accounting principles, and that
receipts and expenditures of the
company are being made only in
accordance with authorizations of
management and directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition, use or disposition of a
companys assets that could have a
material effect on the financial
statements.

Because of inherent limitations,
internal control over financial
reporting may not prevent or detect
misstatements.   Also, projections of
any evaluation of effectiveness to
future periods are subject to the risk
that controls may become inadequate
because of changes in conditions, or
that the degree of compliance with
the policies or procedures may
deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control does
not allow management or employees,
in the normal course of performing
their assigned functions, to prevent
or detect misstatements on a timely
basis.   A material weakness is a
deficiency, or combination of
deficiencies, in internal control over
financial reporting, such that there is
a reasonable possibility that a
material misstatement of the
companys annual or interim financial
statements will not be prevented or
detected on a timely basis.






Our consideration of the Funds internal
control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies in
the Funds internal control over financial reporting and its operation, including controls for safeguarding securities, which we consider to be material weaknesses, as defined above, as of October 31, 2017.

This report is intended solely for the
information and use of management,
Shareholders and Board of Trustees of
Investment Managers Series Trust and
the Securities and Exchange
Commission, and is not intended to be
and should not be used by anyone other
than these specified parties.




/S/TAIT, WELLER  BAKER LLP

Philadelphia, Pennsylvania
December 29, 2017


To the Shareholders and
Board of Trustees of
Investment Managers Series Trust
Page Two